AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT

This **AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT** (this "Amendment") is entered into as of March 9, 2006, by the lenders identified on the signature pages hereof (the "Lenders"), **WELLS FARGO FOOTHILL, INC.**, a California corporation ("WFF"), as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, "Agent"; and together with the Lenders, the "Lender Group"), **EVERGREEN INTERNATIONAL AVIATION, INC.**, an Oregon corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

WHEREAS, Parent, Borrowers, and the Lender Group are parties to that certain Loan and Security Agreement, dated as of May 13, 2004, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of June 14, 2004 ("Amendment No. 1"), that certain Amendment Number Two and Waiver to Loan and Security Agreement, dated as of June 14, 2005 ("Amendment No. 2"), that certain Amendment Number Three and Consent, dated as of July 11, 2005 ("Amendment No. 3"), and that certain Amendment Number Four to Loan and Security Agreement, dated as of December 2, 2005 ("Amendment No. 4") (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"); and

WHEREAS, subject to the terms and conditions set forth herein, the Agents, the Lenders, and the Borrowers are willing to make the amendments set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. Amendments to Loan Agreement.

(a) Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

""Amendment No. 5" means that certain Amendment Number Five to Loan and Security Agreement, dated as of March 9, 2006, by and among Parent, the Borrowers, and the Lender Group."

""Amendment No. 5 Effective Date" shall have the meaning ascribed thereto in Amendment No. 5."

""Boeing 757-200s Purchase Money Indebtedness" means Indebtedness incurred by EASL and Evergreen Airlines in an aggregate principal amount not to exceed $5,000,000 incurred at the time of the acquisition of the Boeing 757-200s for the purpose of financing all of the acquisition costs thereof so long as (i) Agent receives the financing and purchase agreements relative to the financing and acquisition of the Boeing 757-200s and all other material documents related thereto, which shall be in form and substance reasonably satisfactory to Agent, (ii) within 60 days of acquiring the Boeing 757-200s, EASL or Evergreen Airlines shall provide Agent with evidence satisfactory to Agent that (A) the Boeing 757-200s have been substantially dissembled into Spare Parts, and (B) such Spare Parts have been segregated from all other Spare Parts of the Borrowers, the Guarantors, and each of their respective Subsidiaries, and (iii) within 60 days after the Indebtedness in respect of the Boeing 757-200s has been repaid and to the extent such Spare Parts are located in the United States, Agent shall (A) receive evidence satisfactory to Agent that any and all Liens in respect of such Spare Parts have been released and that Agent has a first priority perfected security interest in such Spare Parts, and (B) receive, if Agent deems necessary, an opinion related thereto from FAA counsel reasonably satisfactory to Agent containing such matters as are reasonably requested by Agent."

""Boeing 757-200s" means (i) one Boeing 757-200 airframe bearing manufacturer's serial number 22195, (ii) one Boeing 757-200 airframe bearing manufacturer's serial number 22197, and (iii) all Spare Parts related thereto.

"EASL" means Evergreen Aircraft Sales and Leasing Co., a Nevada corporation"

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Permitted Purchase Money Indebtedness" in its entirety and replacing it with the following:

""Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate amount outstanding at any one time not in excess of $15,000,000 (including the Boeing 757-200s Purchase Money Indebtedness)."

3. Section 5.5 of the Loan Agreement is hereby amended by (i) deleting the "." at the end of clause (b) thereof and replacing it with "; and", and (ii) inserting the following new clause (c) at the end thereof:

"(c) any and all Spare Parts that originated from the Boeing 757-200s are conspicuously identified (including, if a serialized Spare Part, by manufacturer's serial number or part number, as applicable) and segregated from all other Spare Parts of the Borrowers, the Guarantors, and each of their Subsidiaries."

4. The Loan Agreement is amended by adding the following new Section 5.22 thereto:

> 5.22 Subsidiaries. So long as the Boeing 757-200s Purchase Money Indebtedness is outstanding, neither Evergreen Airlines nor EASL has any interest in any Subsidiaries.

5. Section 6.3 of the Loan Agreement is hereby amended by (i) deleting the "." at the end of clause (i) thereof and replacing it with "; and", and (ii) inserting the following new clause (j) at the end thereof:

> "(j) as soon as available, but in any event within 30 days after the end of each of Parent's fiscal quarters during each of Parent's fiscal years, a report (i) describing in such detail as is reasonably satisfactory to Agent the sales of Spare Parts originating from the Boeing 757-200s that have been made in the immediately prior fiscal quarter (for each fiscal quarter ending May 31 of each year), the immediately two prior fiscal quarters (for each fiscal quarter ending August 31 of each year), the immediately three prior fiscal quarters (for each fiscal quarter ending November 30 of each year), and the immediately four prior fiscal quarters (for each fiscal ending February 28 of each year), and (ii) identifying the location of the Spare Parts originating from the Boeing 757-200s."

6. The Loan Agreement is amended by adding the following new Section 7.19 thereto:

> 7.19 Subsidiaries. So long as the Boeing 757-200s Purchase Money Indebtedness is outstanding, permit Evergreen Airlines or EASL to have any interest in any Subsidiaries.

7. Conditions Precedent to Amendment. This Amendment shall become effective (the "Amendment No. 5 Effective Date") only upon satisfaction in full in the judgment of the Lenders of each of the following conditions:

(a) Agent and Lenders shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Agent and Lenders shall have received the Reaffirmation and Consent in the form of Exhibit A hereto, duly executed by the Guarantors, and the same shall be in full force and effect.

(c) The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

8. Amendment to Amendment No. 4. Effective as of December 2, 2005, Exhibit B to Amendment No. 4 is hereby amended by deleting the reference to McDonnell Douglas DC-9-33F (FAA Registration Number N945F; Model Number 47279) from such Exhibit.

9. Representations and Warranties.

(a) Parent and each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

(b) This Amendment has been duly executed and delivered by or on behalf of Parent and each Borrower.

(c) This Amendment constitutes a legal, valid and binding obligation of Parent and each Borrower enforceable against Parent and each Borrower in accordance with its terms.

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e) No action, claim or proceeding is now pending or, to the knowledge of Parent or any Borrower, threatened against any Parent or any Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Parent's or any Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Loan Agreement as amended hereby or any other Loan Document or (ii) that has a reasonable risk of being determined adversely to Parent or any Borrower and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.

(f) The representations and warranties of Parent and Borrowers contained in the Loan Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 5 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.

10. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York (without regard for its conflicts of laws principles but including and giving effect to Sections 5-1401 and 5-1402 of the New York General Obligations Law).

11. Release. Each Borrower and each Guarantor hereby waives, releases, remises and forever discharges each Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees, and agents of each Lender, the Agent and their respective Affiliates (collectively, the "Releasees"), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, matured or unmatured, fixed or contingent, which any Borrower or any Guarantor ever had from the beginning of the world, now has or might hereafter have against any such Releasee which relates, directly or indirectly to the Loan Agreement, any other Loan Document or to any acts or omissions of any such Releasee. As to each and every claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each of them specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

> "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

As to each and every claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York and the state of Oregon), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto.

12. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail

also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

13. Effect on Loan Documents.

(a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

14. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EVERGREEN INTERNATIONAL AVIATION, INC.,
an Oregon corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN INTERNATIONAL AIRLINES, INC.,
an Oregon corporation

By: /s/ Glenna Wootress
Title: Secretary

SYS-TEMS LOGISTIX, INC.,
a Delaware corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN AIR CENTER, INC.,
an Oregon corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN HELICOPTERS, INC.,
an Oregon corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN AIRCRAFT SALES AND LEASING CO.,
a Nevada corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC.,
a Delaware corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN HELICOPTERS INTERNATIONAL, INC.,
a Texas corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN EQUITY, INC.,
a Nevada corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN HELICOPTERS OF ALASKA, INC.,
an Alaska corporation

By: /s/ Glenna Wootress
Title: Secretary

WELLS FARGO FOOTHILL, INC.,
a California corporation,
as Agent and as a Lender

By: /s/ Thomas Forbath
Title: Vice President

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company
as a Lender

By: /s/ Joseph Turitz
Title: General Counsel

BDC FINANCE, L.L.C.,
a Cayman Islands limited liability company,
as a Lender

By: /s/ James J. Zenni, Jr.
Title: Director

EXHIBIT A

REAFFIRMATION AND CONSENT

Dated as of March 9, 2006

Reference hereby is made to that certain Amendment Number Five to Loan and Security Agreement, dated as of the date hereof (the "Amendment"), among the lenders signatory thereto (the "Lenders"), **WELLS FARGO FOOTHILL, INC.**, as arranger and administrative agent for the Lenders ("Agent"), and **EVERGREEN INTERNATIONAL AVIATION, INC.**, an Oregon corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of May 13, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), among , Borrowers, Agent, and the Lenders. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty. Each of the undersigned agrees that it is subject to and bound by the Release contained in Section 11 of the Amendment.

Notwithstanding anything contained herein to the contrary, (a) this Reaffirmation and Consent is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (the "Owner Trustee"), under the Trust Agreement in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Reaffirmation and Consent or the other related documents.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

EVERGREEN HOLDINGS, INC.,
an Oregon corporation

By: /s/ Glenna Wootress
Title: Secretary

EVERGREEN INTERNATIONAL AVIATION, INC.,
an Oregon corporation

By: /s/ Glenna Wootress
Title: Secretary

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as the owner trustee of The 1986 Trust

By: /s/ Robert J. Perkins
Title: Financial Services Officer